Exhibit 99.1 Creating New Possibilities for Patients to Live Their Lives May 2022 © 2022 Concert Pharmaceuticals, Inc. All Rights Reserved.

Forward-Looking Statements Any statements in this presentation about our future expectations, plans and prospects, including, among others, statements about our expectations regarding the development of CTP-543, the potential for CTP-543 to be a best-in-class treatment for the treatment of alopecia areata, the timing of availability of clinical trial data and the timing of regulatory filings, including an NDA for CTP-543, and any other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation, timing and design of future clinical trials, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, expectations for regulatory approvals, availability of funding sufficient for our foreseeable and unforeseeable operating expenses and capital expenditure requirements, expectations with respect to the protection of our intellectual property afforded by our patents and other factors discussed in the “Risk Factors” section of our most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and in other filings that we make with the Securities and Exchange Commission. In addition, any forward-looking statements included in this presentation represent our views only as of the date of this presentation and should not be relied upon as representing our views as of any subsequent date. We specifically disclaim any obligation to update any forward-looking statements included in this presentation. 2

CoNCERT: Creating New Opportunities in Dermatology Late-stage, Cash into Developing Successfully small molecules patient-centric, out-licensed fourth for autoimmune clinical multiple quarter of company 2022 dermatology candidates • Creating novel, • Successfully completed • Out-license of non-core • Potential to receive patent-protected, first of two pivotal trials development programs additional $103.1M potential best-in- to support NDA provides additive value under November 2021 class treatments for submission planned for and downstream financing agreement* serious unmet 1H 2023 potential medical needs NASDAQ Listed (CNCE) | Headquarters in Lexington, MA | 65 Employees | Seasoned Management Team *Concert has the potential to receive an additional $103.1 million upon full exercise of the warrants issued to BVF Partners L.P. and RA Capital Management in connection with its November 2021 financing. 3

Late-Stage Clinical Program and Strategic Value Creation

CoNCERT

Program	Indication	Phase 1 / Phase 2 / Phase 3	Anticipated Milestones	Ownership
CTP-543 Deuruxolitinib	**Alopecia Areata**	THRIVE-AA1 Positive Topline Results Reported THRIVE-AA2 Fully Enrolled NDA Supporting Studies/OLE	THRIVE-AA2 topline data expected Q3 2022 NDA submission planned 1H 2023*	Wholly Owned By: CoNCERT Pharmaceuticals Inc.
AVP-786 Deudextromethorphan hydrobromide and quinidine sulfate	**Alzheimer's Agitation**	Multiple Phase 3 Trials Ongoing	Next trial completion expected in 2H 2022	Partnered with: AVANIR Pharmaceuticals, Otsuka
	Schizophrenia Negative Symptoms	Phase 2/3 Ongoing		
	Traumatic Brain Injury	Phase 2 Ongoing		

Potential economics to Concert:

- Up to $37M in regulatory milestones
- Up to $125M in sales milestones
- Royalties

*Expect to file NDA in 1H 2023 pending positive results from THRIVE-AA program

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CTP-543: Compelling Opportunity for Alopecia Areata Large Market/No FDA-Approved Tx Strong Patent Protection • Serious autoimmune disorder with • Orange Book-eligible patent significant unmet patient need protection into 2037 • CTP-543 has Breakthrough Therapy • Patent portfolio expansion ongoing designation nd Near-Term Readout of 2 Phase 3 Potential Best-in-Class st • 1 Phase 3: robust hair regrowth, met • Topline data from second Phase 3 study expected Q3 2022 primary and key secondary endpoints • Assuming positive results, plan to • 3+ year extension study supports favorable safety/tolerability profile file NDA in 1H 2023 5

Alopecia Areata: A Devasting Autoimmune Disease

CoNCERT

Common Disorder



- Up to approximately 1.5 million patients affected with alopecia areata in the U.S. at any given time[1]
- Estimated 40+% of patients reported to have ≥ 50% loss of scalp hair[1]
- Chronic condition affecting women, men and children of all ages

Significant Burden of Disease



- Disease profoundly impacts patients
- Patients suffer increased burdens, including significant psychosocial impact[2]
  - Major impact on self esteem and self confidence
- Associated with anxiety, depression and other autoimmune conditions

No FDA-approved Treatment Options



- Strong patient advocacy
- FDA PFDDI meeting held September 2017
- CTP-543 potentially among the first drugs approved for AA
  - Breakthrough Therapy designation granted by FDA

[1] Est. 700,000-1,600,000 patients: Benigno M. Clinical, Cosmetic and Investigational Dermatology 2020
[2] Mesinkovska N. Journal of Investigative Dermatology Symposium Proceedings 2020

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CTP-543 Phase 2: Meaningful Hair Regrowth Observed Phase 2 - CTP-543 Response Over Treatment Period: 12 mg BID 7

THRIVE-AA1 Study Achieves Primary Endpoint: Both Doses Highly Statistically Different From Placebo • Randomized 706 adult patients with moderate to severe alopecia areata in CTP-543 Phase 3 Results a double-blind, randomized, placebo- Primary Endpoint: Patients Achieving Absolute SALT Score ≤20 at Week 24 controlled trial 60 ‒ Inclusion criteria: at least 50% hair loss as 50 measured by Severity of Alopecia Tool ***** 42% (SALT) 40 ***** ‒ Primary endpoint: SALT score ≤20 30% 30 ‒ Randomized to receive either 8 mg twice- 20 daily or 12 mg twice-daily of CTP-543 or placebo for 24 weeks 10 1% ‒ Primary endpoint met with statistical 0 significance for both doses Placebo 8 mg BID 12 mg BID n= 140 n= 351 n= 215 • SALT score ≤20 considered clinically ***** p<0.0001 vs PBO meaningful • Results consistent with Phase 2 findings showing robustness of effect 8

CTP-543: Statistically Significant Differences from Placebo of Hair Regrowth as Early as Eight Weeks THRIVE-AA1 Key Secondary Endpoint: Patients Achieving Absolute SALT Score ≤20 by Weeks on Treatment 60 50 ***** 42% ***** 40 ***** ***** 30% 30 ***** ***** 20 ***** ***** 10 **** **** 1% 0 Week 8 Week 12 Week 16 Week 20 Week 24 Placebo 8 mg BID 12 mg BID ***** p<0.0001 vs PBO **** p<0.001 vs PBO 9 Percent of Patients

CTP-543: Highly Statistically Significant Differences vs Placebo in Patient Satisfaction at Week 24 THRIVE-AA1 Key Secondary Endpoint: Satisfaction of Hair Patient Reported Outcome (SPRO) Responders at Week 24 60 ***** 53% 50 ***** 42% 40 30 20 10 5% 0 Placebo 8 mg BID 12 mg BID n= 140 n= 351 n= 215 Responder is defined as patient response of ‘very satisfied’ or ‘satisfied’ ***** p<0.0001 vs PBO 10 Percentage of Responders

THRIVE-AA1: Favorable Safety/Tolerability Profile • CTP-543 treatment was generally well tolerated ‒ >90% of eligible patients elected to roll into open label, long-term extension study • 9 patients reported SAEs: placebo (4), 8 mg twice-daily (4) and 12 mg twice-daily (1) ‒ Only 1 patient (8 mg) reported SAEs (2) assessed as possibly related to treatment • No pulmonary embolisms or deep vein thromboses reported 11

CTP-543: Potential Best-in-Class Treatment in Alopecia Areata For both CTP-543 doses: Baseline Week 12 Week 24 ✓ Primary endpoint achieved: significant scalp regrowth at 24 weeks ✓ Early onset of effect: significant differences as early as 8 weeks and maintained throughout study ✓ Patient satisfaction: significant difference at Week 24 vs placebo CTP-543 Response Over Treatment Period: 8 mg BID – Phase 2 Study • >90% of patients elected to roll into open label, long-term extension study ✓ Favorable safety/tolerability profile: treatment generally well tolerated 12

CTP-543 Phase 3 THRIVE-AA2: Topline Data Expected Q3 2022 THRIVE-AA program designed to support NDA filing in 1H 2023 • Double-blind, randomized, placebo-controlled trial • In adults with moderate to severe alopecia areata THRIVE-AA2 • Enrollment: 517 patients age 18-65 years with ≥ 50% hair loss Design • 8 mg twice-daily or 12 mg twice-daily of CTP-543 or placebo for 24 weeks • Sites: United States, Canada and Europe • Primary endpoint is SALT score ≤20 THRIVE-AA2 • Key secondary endpoints: time course of effect, Patient Reported Outcome (PRO) Endpoint • Secondary endpoints include impression scores and regrowth of eyebrows / eyelashes 13

CTP-543 for Alopecia Areata: Pre-Commercial Planning

CoNCERT

Large, chronic disease now recognized as autoimmune disorder

A ready segment of motivated patients with high burden of disease

Clear market opportunity with significant growth potential

- CTP-543 has highly competitive profile based on Phase 3 results
- Alopecia areata represents potential blockbuster opportunity
- High unmet need with strong patient advocacy and demand
- Multiple pre-commercial initiatives underway
  - Payor evidence and reimbursement modeling
  - KOL segmentation and targeting
  - Outreach to patient community
  - Patient journey

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CTP-543: Compelling Opportunity for Alopecia Areata Large Market/No FDA-Approved Tx Strong Patent Protection • Serious autoimmune disorder with • Orange Book-eligible patent significant unmet patient need protection into 2037 • CTP-543 has Breakthrough Therapy • Patent portfolio expansion ongoing designation nd Near-Term Readout of 2 Phase 3 Potential Best-in-Class st • 1 Phase 3: robust hair regrowth, met • Topline data from second Phase 3 study expected Q3 2022 primary and key secondary endpoints • Assuming positive results, plan to • 3+ year extension study supports favorable safety/tolerability profile file NDA in 1H 2023 15

Financial Position and Milestones • Cash, cash equivalents and investments: $109M Financial Position • Potential to receive additional $103.1M under (Q1 2022) financing arrangement* ✓ Successful THRIVE-AA1 Phase 3 trial topline results reported Q2 2022 Clinical Milestones • THRIVE-AA2 Phase 3 trial fully enrolled; Topline results expected in Q3 2022 • Expect to file NDA in 1H 2023 pending positive Regulatory Milestones results from THRIVE-AA program 16 *Concert has the potential to receive an additional $103.1 million upon full exercise of the warrants issued to BVF Partners L.P. and RA Capital Management in connection with its November 2021 financing.

NASDAQ: CNCE www.concertpharma.com @ConcertPharma For additional information contact: Justine Koenigsberg ir@concertpharma.com © 2022 Concert Pharmaceuticals, Inc. All Rights Reserved.